UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 24, 2015, NuVasive, Inc. (“NuVasive”) issued a press release announcing its financial results for the quarter and full year ended December 31, 2014. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

On February 24, 2015, NuVasive issued a press release announcing its implementation of an updated non-GAAP definition in the first quarter 2015 along with a related presentation. A copy of this press release is furnished as Exhibit 99.2 hereto and a copy of the related presentation is furnished as Exhibit 99.3 hereto.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by NuVasive, Inc. on February 24, 2015 announcing its financial results for the quarter and full year ended December 31, 2014.

99.2	Press release issued by NuVasive, Inc. on February 24, 2015 announcing its implementation of an updated non-GAAP definition.

99.3	Presentation regarding updated non-GAAP definition issued by NuVasive, Inc. on February 24, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

By:	/s/ Jason Hannon
Jason Hannon
Executive Vice President & General Counsel

Date: February 24, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by NuVasive, Inc. on February 24, 2015 announcing its financial results for the quarter and full year ended December 31, 2014.

99.2	Press release issued by NuVasive, Inc. on February 24, 2015 announcing its implementation of an updated non-GAAP definition.

99.3	Presentation regarding updated non-GAAP definition issued by NuVasive, Inc. on February 24, 2015.